UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Mark Hemenetz

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[2,4]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Stephen M. DeTore

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Jennifer English

Secretary

David Marshall

Assistant Treasurer

Scott Rhodes

Assistant Treasurer

Abby L. Ingber

Chief Legal Officer

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

875 Third Avenue

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

As of July 1, 2014: PricewaterhouseCoopers LLP

The Investment Adviser

Effective July 1, 2014, The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America, Inc.

Schroder Investment Management North America Inc. (“SIMNA Inc.”) is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $464.1 billion in assets under management as of June 30, 2014.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Dear Shareholder:

We are pleased to provide the Semi-Annual Report for The Swiss Helvetia Fund for the fiscal period ended June 30, 2014. Please note that while the management discussion and analysis and financial statements included here cover the period from January 1, 2014 – June 30, 2014, Schroder Investment Management North America Inc. (Schroders) became the Fund’s investment adviser effective July 1, 2014.

We would also like to take this opportunity to thank you for the trust you have placed in Schroders. As part of a global asset management firm with over 200 years of investment experience and $464.1 billion in assets under management as of June 30, 2014, our investment capabilities span global, developed and emerging markets. Our activities are supported by extensive in-house resources that include research teams, analysts, economists and portfolio managers – a network of more than 390 professionals throughout 34 offices in 27 countries – one of the largest office networks of any dedicated asset management company. In particular, Schroders has a long tradition in Swiss Equities, having a presence in Switzerland since 1960.

Our detailed comments regarding the Swiss economy follows in our Management Discussion and Analysis.

We look forward to the opportunity to be of service to you. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit www.swzfund.com for daily price and performance information, fund documents as well as investment updates.

Again, we thank you for investing with us and look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA

President

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of July 24, 2014)

For the six-month period ended June 30, 2014, the Swiss Helvetia Fund, Inc. (the “Fund”) rose 4.44% as measured by its share price performance. This lagged the Fund’s performance as measured by the change in value of the Fund’s net asset value (“NAV”), which increased 8.14%. The NAV increase is slightly in excess of the Swiss equity market, with its broader index, the Swiss Performance Index (“SPI”), rising 7.88% as measured in Swiss francs, or 7.93% as measure in US dollars.

Economic environment during the period under review

Global economic review

After rather weak macroeconomic data in the first quarter that were primarily due to weather-related setbacks in the United States, global economic growth picked up in the second quarter. Not surprisingly, US growth experienced the sharpest improvement. In Europe, the northern economies showed again solid growth whereas the southern European economies continued to sputter. Growth in the UK surprised on the upside. The emerging Asian countries continued to perform strongly albeit high expectations were only partly met. Initial growth numbers for Japan proved to be encouraging but might also turn out to be short-lived.

Swiss economic review

Swiss real gross domestic product (“GDP”) (published in May, 2014) grew by 0.5% (not annualized) in the first quarter of

2014. This is an advance of 2.0% against the

same quarter last year and in line with the average over the past six quarters. Once more, the Swiss economy continues to outpace the Euro area. The backbone was trade and, due to a mild Swiss winter, also investments in construction. Contrary to previous quarters, consumption was muted.

Market environment during the period under review

Global stock markets continued their uptrend in the first half of 2014. During the first three months of the year, developed market indices only registered modest gains. They lost some territory by end of January as the Crimean crisis broke out and some market participants’ dreams of a very “easy” monetary policy under the new chair of the Federal Reserve did not come true. In the second quarter, the S&P 500 Index advanced steadily, reaching several new all-time highs, which were superseded already in early July. The European large cap STOXX Europe 600 Total Return Index, which posted a new all-time high on June 6, 2014, did not fully keep pace after that date.

The Swiss stock market enjoyed a marginally higher total return than the S&P 500, as measured by the SPI. The Swiss stock market benefited from its heavyweight pharma and food sectors, as defensive industries tended to outperform within most major developed market indices. The best industry (using industry / sector classifications at the highest aggregation level) was nevertheless a cyclical industry, namely technology. All other sectors that outperformed were defensives.

THE SWISS HELVETIA FUND, INC.

Performance

The Fund’s performance benefited in absolute terms from some of its top 10 positions (as of June 30, 2014), i.e., Actelion, Novartis, Roche, Nestlé, Burckhardt Compression, Lindt & Sprungli and Lonza. Also some smaller stocks outside the top 10 positions were helpful for absolute performance: Bucher Industries, Evolva, Leonteq and Meyer Burger. Comparing the Fund’s performance to the SPI, it can be said that the active weights of some of these top 10 holdings also did well in relative terms, i.e., Actelion, Burckhardt Compression, Lindt & Sprungli and Lonza. On that basis, it was also beneficial to be underexposed to the banking stocks UBS, Credit Suisse and Julius Baer, whose share prices suffered due to the large fine paid by Credit Suisse in respect of a settlement with the US Department of Justice. The positions held in Credit Suisse and UBS, however, were detractors to the Fund’s absolute performance. Other stocks that suffered negative performance were Basilea, Galenica, OC Oerlikon, Panalpina, Tecan and Syngenta.

Private Equity Investments

On a year to date basis, the Fund’s two private equity partnership investments benefited from positive revaluations of some individual portfolio holdings, however, the directly held private equity investment in Selfrag AG suffered a further write-down.

Portfolio changes during the first half of 2014

The rationale for portfolio changes during the first quarter of 2014 has been explained in the quarterly report as of March 31, 2014. Schroders has taken on the responsibility as the Fund’s investment adviser on July 1, 2014. Therefore we limit our report regarding portfolio changes during the first half of 2014 to the table provided elsewhere in this report, as reasons for transactions of the former advisors are outside our knowledge.

As of June 30, 2014, there are 27 listed companies held by the Fund, and six direct private equity investments plus two participations held in private equity limited partnerships.

As the Fund’s newly appointed investment adviser, we plan to re-position the Fund’s holdings over the next several quarters. We will report on this progress in the Fund’s periodic reports.

Outlook

Global economic and monetary outlook

The global economy continues to recover in 2014, as the headwinds which have held back activity last year are expected to abate somewhat and allow demand to lift. The upturn is primarily led by the developed economies, the US and Europe, whilst the emerging economies are experiencing a more modest improvement. The latter face the more significant challenge in adjusting to the post financial crisis world. Against this

THE SWISS HELVETIA FUND, INC.

backdrop, inflation is expected to remain contained given the spare capacity in the world economy. Despite the softness of the first quarter where US GDP fell at an annual rate of 2.9%, the recent improvement in the data suggests that the US could experience a sharp rebound. However, the growth profile for the Eurozone is more subdued. Looking ahead, we see stability rather than a massive deterioration, with the global recovery providing support against weaker domestic fundamentals

Swiss economic outlook

For the Swiss economy, the expert group of the Swiss State Secretariat for Economic Affairs (SECO) lowered their GDP growth forecast from 2.2% to 2.0% for 2014 and from 2.7% to 2.6% for 2015, due to the recent weakness in exports, which are only expected to pick up with the global growth recovery. The seasonally adjusted unemployment rate, which seemed frozen at 3.2% for a year, is expected to drop below 3.0% by 2015. The revision is based on already reported weakness in the first quarter, and as Swiss companies in general, through their exports and international subsidiaries, are more dependent on global growth rather than the domestic economy, this does not cloud their outlook.

Swiss market outlook

Earnings expectations, which we considered too optimistic at the beginning of the year have been revised down. The yearly pattern that can typically be observed is such that sell-side analysts in January over-estimated the current year’s earnings growth potential, but by late spring, the necessary adjustments were made. For the Swiss market overall we expect mid to high single digit earnings per share growth. This scenario now seems realistic, given that we could see around 3.0% global real GDP growth. As equity markets have registered single digit advances year to date, valuations as measured by price/earnings ratios have risen slightly.

Our outlook for equities remains quite favorable: economic growth that results in earnings growth (both more or less at the average or trend rate) coupled with still accommodative monetary policies.

It is, however, not a time to lean back as equity investors. Firstly, risks stemming from geopolitical conflicts have risen in recent months. Secondly, now that the general perception seems to be that rates remain lower for longer, policy mistakes or miscommunications from central banks are a second potential source of worry. Thirdly, several companies have disappointed with some reporting an unexpected fall in profits. Therefore, it is essential to pick the right stocks.

THE SWISS HELVETIA FUND, INC.

Review of Operations

Trading activity for the six months ended June 30, 2014 involved changes in the following positions:

New Investments by the Fund

Adecco SA

Leonteq AG

Logitech International SA

Sonova Holding AG

Sulzer AG

Additions to Existing Investments

Basilea Pharmaceutica AG

Belimo Holding AG

Bucher Industries AG

Burckhardt Compression Holding AG

Galenica AG

Lonza Group AG

Meyer Burger Technology AG

Schweizerische National-Versicherungs-Gesellschaft AG

SelFrag AG

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of

ABB, Ltd.

Emmi AG

Nobel Biocare Holding AG

Schindler Holding AG

Swiss Life Holding AG

Weatherford International, Ltd.

Reductions in Existing Investments

Actelion, Ltd.

Compagnie Financiere Richemont SA

Credit Suisse Group AG

DKSH Holding, Ltd.

Evolva Holding SA

Nestle SA

Novartis AG

Panalpina Welttransport Holding AG

Roche Holding AG

Syngenta AG

UBS AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 93.08%

Banks — 4.24%

264,600	Credit Suisse Group AG	$7,566,820	1.73%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $6,066,474)

600,500	UBS AG	11,017,293	2.51%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $7,748,581)

		18,584,113	4.24%

Biotechnology — 15.20%

157,000	Actelion, Ltd.[1]	19,864,005	4.53%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $8,813,844)

80,000	Basilea Pharmaceutica AG2	9,336,942	2.13%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $6,141,615)

2,938,450	Evolva Holding SA2	4,638,960	1.06%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $2,344,607)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

14,418	Galenica AG	$14,079,824	3.21%
	Manufactures and distributes pharmaceutical products for the treatment of iron deficiency worldwide. Operates drug stores and drug distribution in Switzerland. (Cost $14,336,834)

150,500	Lonza Group AG1	16,377,143	3.74%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States, and China. (Cost $12,282,862)

3,029	NovImmune SA2,3	2,315,812	0.53%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		66,612,686	15.20%

Chemicals — 2.41%

28,405	Syngenta AG	10,579,805	2.41%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $9,441,976)

		10,579,805	2.41%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 1.72%

2,790	Belimo Holding AG	$7,525,575	1.72%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $5,698,741)

		7,525,575	1.72%

Financial Services — 2.52%

46,000	Leonteq AG	11,038,340	2.52%
	Is a technology and service platform with a leading position in structured investment products in Switzerland. (Cost $8,827,112)

		11,038,340	2.52%

Food & Beverages — 12.57%

344	Lindt & Sprungli AG1	21,249,797	4.85%
	Major manufacturer of premium Swiss chocolates. (Cost $10,344,918)

437,000	Nestle SA1	33,854,195	7.72%
	Largest food and beverage processing company in the world. (Cost $2,389,412)

		55,103,992	12.57%

Industrial Goods & Services — 18.48%

187,000	Adecco SA1	15,393,550	3.52%
	Supplies personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $15,815,260)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

39,200	Bucher Industries AG	$13,460,081	3.07%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $11,829,669)

34,974	Burckhardt Compression Holding AG1	18,851,571	4.30%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $11,406,912)

67,000	DKSH Holding, Ltd.	5,096,019	1.16%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $5,293,098)

829,000	Meyer Burger Technology AG2	12,947,282	2.95%
	Supplies systems and produces equipment to the photovoltaic, semiconductor and optoelectronic industries. Produces equipment to build integrated solar systems. (Cost $9,547,658)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

33,000	Panalpina Welttransport Holding AG	$5,224,628	1.19%
	One of the largest transporters of freight by air and ship, and offers warehousing and distribution services. (Cost $3,385,232)

71,600	Sulzer AG	10,044,023	2.29%
	Manufactures and sells surface coatings, pumps and process engineering. (Cost $10,542,549)

		81,017,154	18.48%

Insurance — 1.98%

126,200	Schweizerische National- Versicherungs-Gesellschaft AG	8,680,875	1.98%
	Offers insurance products in Europe, including reinsurance, health, transport, legal, technical, accident, travel, automobile, fire and theft insurance. (Cost $8,646,941)

		8,680,875	1.98%

Medical Technology — 5.53%

168,000	Kuros Biosurgery AG2,3	757,781	0.17%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

108,000	Sonova Holding AG1	16,477,673	3.76%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $16,617,242)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — (continued)

3,731	Spineart SA2,3	$2,005,349	0.46%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

43,700	Tecan Group AG	4,996,820	1.14%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $4,028,079)

		24,237,623	5.53%

Personal & Household Goods — 3.62%

57,000	Compagnie Financiere Richemont SA	5,980,886	1.36%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $3,103,688)

89,100	Swatch Group AG	9,896,651	2.26%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $8,559,519)

		15,877,537	3.62%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2014

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Pharmaceuticals — 23.09%

530,000	Novartis AG1	$47,991,655	10.95%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,546)

178,500	Roche Holding AG1	53,240,021	12.14%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.
	(Cost $13,275,119)

		101,231,676	23.09%

Technology Hardware, Storage & Peripherals — 1.72%

580,000	Logitech International SA	7,554,127	1.72%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking, and audio and video communication.
	(Cost $8,123,039)

		7,554,127	1.72%

	Total Common Stocks (Cost $241,728,604)	408,043,503	93.08%

No. of Shares	Security	Fair Value	Percent of Net Assets

Preferred Stocks — 1.41%

Biotechnology — 0.85%

8,400	Ixodes AG, Series B3,4	$1,295,615	0.30%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B3	2,417,496	0.55%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		3,713,111	0.85%

Industrial Goods & Services — 0.24%

250,447	SelFrag AG, Class A, Series C3,4	530,944	0.12%
78,514	SelFrag AG, Class A, Series D3,4	166,448	0.04%
171,902	SelFrag AG, Class A, Series E3,4	364,429	0.08%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		1,061,821	0.24%
Medical Technology — 0.32%
83,611	EyeSense AG, Series C3,4	1,416,051	0.32%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		1,416,051	0.32%

	Total Preferred Stocks (Cost $9,253,695)	6,190,983	1.41%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2014

Security	Fair Value	Percent of Net Assets
Private Equity Limited Partnerships — 4.17%

Biotechnology Venture — 0.69%

Aravis Biotech II - Limited Partnership[2,3,4] (Cost $2,750,654)	$3,032,697	0.69%

Industrial Buy-Out — 3.48%

Zurmont Madison Private Equity, Limited Partnership[1,2,3,4] (Cost $13,513,387)	15,237,399	3.48%

Total Private Equity Limited Partnerships (Cost $16,264,041)	18,270,096	4.17%

Security	Fair Value	Percent of Net Assets

Total Investments* (Cost $267,246,340)	$432,504,582	98.66%

Other Assets Less Other Liabilities, net	5,883,145	1.34%

Net Assets	$438,387,727	100.00%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $29,540,021 or 6.74% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – November 25, 2013	$2,750,654
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, Limited Partnership	September 13, 2007 – January 3, 2014	13,513,387

		$32,208,813

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2014

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/13	Gross Additions	Gross Reductions	Fair Value as of 6/30/14
Aravis Biotech II, Limited Partnership	$3,084,787	$—	$—	$3,032,697
EyeSense AG – Preferred Shares C	1,411,990	—	—	1,416,051
Ixodes AG – Preferred Shares B	1,291,901	—	—	1,295,615
SelFrag AG – Class A Preferred Shares	935,650	94,134	—	1,061,821
Zurmont Madison Private Equity, Limited Partnership	15,067,184	155,537	—	15,237,399

Total	$21,791,512	$249,671	$—	$22,043,583

*	Cost for Federal income tax purposes is $265,944,654 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$174,532,358
Gross Unrealized Depreciation	(7,972,430)

Net Unrealized Appreciation (Depreciation)	$166,559,928

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	June 30, 2014

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2014
Common Stocks
Pharmaceuticals	23.09%
Industrial Goods & Services	18.48%
Biotechnology	15.20%
Food & Beverages	12.57%
Medical Technology	5.53%
Banks	4.24%
Personal & Household Goods	3.62%
Financial Services	2.52%
Chemicals	2.41%
Insurance	1.98%
Construction & Materials	1.72%
Technology Hardware, Storage & Peripherals	1.72%
Preferred Stocks
Biotechnology	0.85%
Medical Technology	0.32%
Industrial Goods & Services	0.24%
Private Equity Limited Partnerships	4.17%
Other Assets and Liabilities	1.34%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2014

Assets:
Unaffiliated investments, at value (cost $243,790,911)	$410,460,999
Affiliated investments, at value (cost $23,455,429)	22,043,583

Total investments, at value (cost $267,246,340)	432,504,582

Cash	368,862
Foreign currency (cost $9,392,787)	9,530,884
Tax reclaims receivable	1,381,418
Prepaid expenses	67,379

Total assets	443,853,125

Liabilities:
Income distributions payable	1,062,296
Capital gains distributions payable	3,771,149
Advisory fees payable	299,046
Directors’ fees payable	71,879
Other fees payable	261,028

Total liabilities	5,465,398

Net assets	$438,387,727

Composition of Net Assets:
Paid-in capital	218,066,966
Accumulated net investment income	5,653,910
Accumulated net realized gain from investments and foreign currency transactions	49,277,679
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	165,389,172

Net assets	$438,387,727

Net Asset Value Per Share:
($438,387,727 ÷ 26,557,389 shares outstanding, $0.001 par value: 50 million shares authorized)	$16.51

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2014

Investment Income:
Dividends (less foreign tax withheld of $953,215)	$7,699,242

Total income	7,699,242

Expenses:
Investment advisory fees (Note 2)	1,700,483
Administration fees	152,049
Directors’ fees and expenses	318,308
Professional fees	589,419
Printing and shareholder reports	60,409
Accounting fees	54,807
Compliance services fees	46,067
Custody fees	34,320
Insurance fees	32,235
Transfer agency fees	13,963
Miscellaneous expenses	51,001

Total expenses	3,053,061

Net investment income	4,646,181

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments sold	49,373,162
Foreign currency transactions	(307,109)
Net change in unrealized appreciation (depreciation) from:
Investments	(22,106,296)
Foreign currency and foreign currency translations	(496,696)

Net Realized and Unrealized Gain on Investments and Foreign Currency	26,463,061

Net Increase in Net Assets from Operations	$31,109,242

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2014[1]	For the Year Ended December 31, 2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,646,181	$2,589,448
Net realized gain (loss) from:
Investments sold	49,373,162	34,673,977
Foreign currency transactions	(307,109)	(402,261)
Net change in unrealized appreciation (depreciation) from:
Investments	(22,106,296)	70,931,196
Foreign currency and foreign currency translations	(496,696)	640,018

Net increase in net assets from operations	31,109,242	108,432,378

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(1,062,296)	(2,111,695)
Net realized capital gain	(3,771,149)	(31,145,742)

Total distributions to stockholders	(4,833,445)	(33,257,437)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	8,595,130	—
Value of shares repurchased through stock buyback	—	(5,566,067)
Value of shares repurchased through tender offer	(68,371,636)	—

Total decrease from capital share transactions	(59,776,506)	(5,566,067)

Total increase (decrease) in net assets	(33,500,709)	69,608,874

Net Assets:
Beginning of period	471,888,436	402,279,562

End of period (including accumulated net investment income of $5,653,910 and $ 2,070,025), respectively	$438,387,727	$471,888,436

[1]	Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2014[1]	For the Years Ended December 31,
		2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at the beginning of the period	$15.46	$12.99	$11.54	$15.42	$13.39	$14.45

Income from Investment Operations:
Net investment income [2]	0.17	0.08	0.16	0.17	0.09	0.06
Net realized and unrealized gain (loss) on investments[3]	1.01	3.45	1.42	(2.04)	2.31	(0.53)

Total from investment activities	1.18	3.53	1.58	(1.87)	2.40	(0.47)

Gain from capital share repurchases	—	0.03	—	0.02	0.12	— *
Gain from tender offer	0.05	—	—	0.02	—	—
Capital change resulting from the issuance of fund shares	—	—	(0.06)	(0.07)	—	—

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.04)	(0.07)	(0.06)	(0.18)	(0.23)	(0.22)
Distributions from net realized capital gains	(0.14)	(1.02)	(0.01)	(1.80)	(0.26)	(0.37)

Total distributions	(0.18)	(1.09)	(0.07)	(1.98)	(0.49)	(0.59)

Net asset value at end of period	$16.51 [4]	$15.46 [5]	$12.99	$11.54	$15.42	$13.39

Market value per share at the end of period	$14.57	$13.95	$11.29	$9.95	$13.54	$11.62

Total Investment Return:[6,7]
Based on market value per share	4.44%	33.10%	14.17%	(13.03)%	20.79%	(1.20)%
Based on net asset value per share	8.14%[4]	28.18%[5]	13.26%	(11.43)%	19.38%	(2.07)%
Ratios to Average Net Assets:[8]
Net expenses	1.39%	1.30%	1.44%	1.32%	1.34%	1.23%
Gross expenses	1.39%	1.30%	1.44%	1.33%[9]	1.38%[9]	1.23%
Net investment income	2.11%	0.57%	1.32%	1.19%	0.66%	0.47%
Supplemental Data:
Net assets at end of period (000’s)	$438,388	$471,888	$402,280	$343,864	$467,309	$433,926
Average net assets during the period (000’s)	$443,034	$456,196	$376,713	$439,369	$424,627	$404,535
Stockholders of record[1]	493	507	540	579	621	662
Portfolio turnover rate[7]	27%	45%	61%	55%	61%	123%

*	Amount is less than $0.01.
[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain and losses.
[4]	The net asset value of $16.51 differs from the net asset value reported by the Fund on June 30, 2014, $16.69, because it reflects a distribution declared on June 4, 2014 and paid on July 24, 2014.
[5]

The net asset value for financial reporting purposes, $15.46, differs from the net asset value reported on December 31, 2013, $15.39, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[6]

Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its net asset value (“NAV”) per share.

[7]	Not annualized for periods less than one year.
[8]	Annualized for periods less than one year.
[9]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). The implied volatilities are obtained through several means and are cross-checked. For valuations where divergent information is received, the Fund uses the most conservative volatility (the lowest volatility in the case of long positions and the highest volatility in the case of short positions).

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $29,540,021, or 6.74% of the Fund’s net assets at June 30, 2014, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$402,964,561	$—	$5,078,942	$408,043,503
Preferred Stock*	—	—	6,190,983	6,190,983
Private Equity Limited Partnerships	—	—	18,270,096	18,270,096

Total Investments in Securities	$402,964,561	$—	$29,540,021	$432,504,582

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At June 30, 2014, the common shares and preferred shares, series B of NovImmune SA, a privately-held company, were valued based on a market approach using the most recent observable round of financing. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at June 30, 2014	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Technology[2]	$4,179,181	Discounted cash flow	Weighted average cost of capital	12.4%-15%
			Expected compound annual growth rate of revenue (10 years)	27%-47%
Privately-held companies
Biotechnology[3]	$4,733,308	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[4]	$1,295,615	Discounted cash flow	Weighted average cost of capital	16%
			Success rate on research and development	40%
Privately-held companies
Industrial Goods & Services[5]	$1,061,821	Discounted cash flow	Weighted average cost of capital	12%-25%
			Success rate on research and development	10%-70%*
			Expected compound annual growth rate of revenue (10 years)	28%
Private Equity Limited Partnerships
Biotechnology Venture	$3,032,697	NAV as a practical expedient	N/A	N/A
Private Equity Limited Partnerships
Industrial Buy-Out	$15,237,399	NAV as a practical expedient	N/A	N/A
Total	$29,540,021

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

[2]	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares, Spineart SA—Common Shares were valued based on this technique.

[3]	NovImmune SA Common Shares and Preferred Shares were valued based on this technique.

[4]	Ixodes Preferred shares were valued based on this technique.

[5]	SelFrag AG—Preferred Shares were valued based on this technique.

*	The inputs range corresponds to different stages of the company’s development. The weighted average success rate is 35%.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the six months ended June 30, 2014.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2013	$5,064,380	$6,050,106	$18,151,971	$29,266,457
Change in Unrealized Appreciation/Depreciation*	14,562	46,743	(37,412)	23,893
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	94,134	155,537	249,671
Gross Sales	—	—	—	—

Balance as of June 30, 2014	$5,078,942	$6,190,983	$18,270,096	$29,540,021

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on June 30, 2014.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent that it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Through June 30, 2014, the period covered by this report, Hottinger Capital Corp. (“HCC”), which is wholly-owned by Banque Hottinger & Cie SA, served as the Fund’s investment adviser. The Fund’s investment advisory agreement with HCC terminated, in accordance with its terms, on June 30, 2014. Under that agreement, the Fund paid HCC an annual advisory fee based on its month-end net assets which accrued daily and was calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million and 0.45% of such assets in excess of $800 million. Effective July 1, 2014, Schroder Investment Management North America Inc. and its affiliate, Schroder Investment Management North America Limited, commenced serving as the Fund’s investment adviser and investment sub-adviser, respectively, as described in Note 9.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

During the period covered by this report, the Fund and HCC had agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the six months ended June 30, 2014, $3,500 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and HCC. Certain persons who served as officers and Directors of the Fund during the period covered by this report also served as officers or directors of HCC and Banque Hottinger & Cie SA. These persons were not paid by the Fund for serving in these capacities.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 98,699 of the 26,557,389 shares outstanding on June 30, 2014. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Dividends Reinvested	607,001	$8,595,130	—	$—
Repurchased from Buyback	—	—	(439,377)	(5,566,067)
Repurchased from Tenders	(4,579,480)	(68,371,636)	—	—

Net Increase (Decrease)	(3,972,479)	$(59,776,506)	(439,377)	$(5,566,067)

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The tax character of distributions paid during 2013 was as follows:

Ordinary Income	$6,686,721
Short-Term Capital Gains	4,575,027
Long-Term Capital Gains	26,570,715

Total	$37,832,463

Under current tax law, capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. At December 31, 2013, the Fund had no deferred post-October 2013 capital and currency losses.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2013, the Fund had no capital loss carryovers.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,818,279
Unrealized Appreciation	189,226,685

Total	$194,044,964

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2014 was $117,879,725 and $188,729,756, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except that no such program has been approved for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offers

On December 3, 2013, the Fund announced a one-time tender offer program (the “Program”), which was approved by the Fund’s Board. Commencing on January 10, 2014, the Fund conducted a tender offer (the “Offer”) to its stockholders in accordance with the Program. Pursuant to the Offer, the Fund offered to purchase up to 15% of its issued and outstanding shares of common stock at a price equal to 95% of its NAV per share, as determined by the Fund on February 12, 2014. The Offer terminated on February 11, 2014.

Approximately 19,260,691 shares of the Fund’s common stock, or approximately 63% of the Fund’s issued and outstanding common stock, were tendered in the Offer. As a result, the Offer was oversubscribed and, pursuant to the terms of the Offer, not all of the shares that were tendered were accepted for payment by the Fund. Under the final proration calculation, approximately 23.8% of the Fund’s shares that were tendered were accepted for payment. The Fund repurchased and retired 4,579,480 shares at a price of $14.93 per share, resulting in an aggregate repurchase price of $68,371,636. This difference between the Fund’s NAV and the repurchase price resulted in a gain to the Fund of $1,511,228, or a $0.05 increase to the Fund’s NAV per share.

Note 8—Capital Commitments

As of June 30, 2014, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of June 30, 2014
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, Limited Partnership	$3,664,862	$441,253	$3,032,697
Zurmont Madison Private Equity, Limited Partnership	15,787,100	569,785	15,237,399

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 391,303 and 505,285 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of June 30, 2014 was used for conversion and equals 0.8868.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

Note 9—Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2014 except as follows:

At the Fund’s 2014 Annual Meeting of Stockholders held on June 27, 2014, the Fund’s stockholders approved Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), to serve as the Fund’s investment adviser and investment sub-adviser, respectively. Schroders commenced providing advisory services to the Fund on July 1, 2014. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 40% of the advisory fee paid by the Fund to SIMNA.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Advisory Agreement Approval

At a meeting held on March 27, 2014, all of the members of the Fund’s Board of Directors who are not “interested persons” (as defined in the 1940 Act), constituting a majority of the Fund’s Board of Directors, voted to approve and recommend to stockholders for their approval (a) an Investment Advisory Agreement between the Fund and Schroder Investment Management North America Inc. (“SIMNA”) and (b) a sub-advisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd”). For purposes of this discussion, we refer to Directors who are not “interested persons” of the Fund as “Non-Interested Directors,” to the agreement with SIMNA as the “Agreement,” to the agreement between SIMNA and SIMNA Ltd as the “Sub-Advisory Agreement” and to the Agreement and the Sub-Advisory Agreement as the “Agreements.” We also refer to the combination of SIMNA and SIMNA Ltd, including the Switzerland-based Swiss equities team that manage the Fund as “Schroders.” The Agreements became effective July 1, 2014 after approval by the Fund’s stockholders at the Fund’s annual meeting of stockholders on June 27, 2014. The background to this action by the Directors is set forth in the Fund’s proxy statement, dated May 2, 2014, for the Fund’s 2014 annual meeting of stockholders. Prior to approving the Agreements, the Directors considered the factors, and reached the conclusions, discussed below.

Factors Considered by the Non-Interested Directors in Approving the Agreements

In making their selection of Schroders to be the Fund’s investment manager, subject to stockholder approval, the Non-Interested Directors considered all factors that they considered relevant, including the specific factors described below. The Non-Interested Directors did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

Extent and Quality of the Services to be provided by Schroders. The Non-Interested Directors considered various data and information regarding the nature, extent and quality of services to be provided under the Agreements, including responses by Schroders to detailed requests submitted by a consultant and counsel to the Non-Interested Directors on behalf of the Non-Interested Directors and an in-person presentation by Schroders. These responses and presentation included, among other things, information about the background and experience of senior management and investment personnel who would be responsible for managing the Fund. The Non-Interested Directors considered the information provided regarding the portfolio managers and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Additionally, the Non-Interested Directors considered the recommendation of a consultant.

The Non-Interested Directors noted that SIMNA and SIMNA Ltd are each wholly owned subsidiaries of Schroders plc, a global asset management company listed on the London Stock Exchange with $435.4 billion under management as of December 31, 2013. More specifically, the Non-Interested Directors considered that Schroders and their affiliates manage more than

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

$54 billion for North American clients across a range of asset classes, with assets under management of $3 billion across 13 SEC registered mutual funds and more than $22 billion across 19 sub-advisory portfolios. The Non-Interested Directors considered the investment expertise of Schroders and its affiliates and their commitment to the Swiss market since the 1960s and noted that the Switzerland-based Swiss equity team manages four pooled investment funds, as well as several segregated client mandates, that focus on Swiss equities, with dedicated Swiss equities under management by that team of $1.3 billion at December 31, 2013. The Non-Interested Directors reviewed the nature, extent and quality of the management services proposed to be provided by Schroders and in connection therewith received a presentation from Schroders detailing the scope of its operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that Schroders would provide to the Fund. The Non-Interested Directors considered, in particular, the disciplined investment approach described by Schroders’ dedicated Switzerland-based portfolio managers and the experience and success of other pooled investment funds it manages that are focused on Swiss equities. They also considered Schroders’ strategy to exploit inefficiencies in the market through an investment approach that is fundamental, bottom-up and judgmental. Rather than seeking optimized exposure to certain factors, Schroders examines each investment opportunity on its own merits and its contribution to the overall risk/return characteristics of the entire portfolio.

The Non-Interested Directors noted that although SIMNA manages a family of SEC registered mutual funds in the United States and a number of private funds in the United States, it has not advised a 1940 Act-registered closed-end fund or any investment company listed on a U.S. securities exchange, such as the Fund, since 1998. The Non-Interested Directors also considered Schroders’ proven distribution capabilities in the United States. The total net assets of SIMNA’s SEC registered mutual funds increased by 62% during 2013. In particular, the Non-Interested Directors noted Schroders’ commitment to develop and implement a proactive stockholder relationship strategy that would include the development of marketing material and public and investor relations activities. The Non-Interested Directors also noted Schroders commitment to proactively monitor investor sentiment through industry conferences, digital communications and shareholder meetings and with respect to the Fund’s discount, if any, at which the Fund’s shares of common stock trade on the NYSE relative to the Fund’s net asset value per share. The Non-Interested Directors informed Schroders that the Fund previously announced to stockholders the Non-Interested Directors continue to assess additional actions to enhance stockholder value and to continue to monitor the discount at which the Fund’s shares trade.

The Board further noted that Schroders had agreed to provide highly qualified senior executives to serve as the Fund’s President and Chief Executive Officer (“CEO”) and the Fund’s Chief Financial Officer (“CFO”) and, in that capacity, certify certain Fund reports as required by the Sarbanes-Oxley Act of 2002, and to serve as the Fund’s Chief Compliance Officer (“CCO”). Schroders proposed that Mark A. Hemenetz, Chief Operating Officer for SIMNA, would serve as the Fund’s President and CEO, Alan M. Mandel, Head of Fund Administration for SIMNA, would serve as the Fund’s CFO and Stephen M. DeTore, Chief Compliance Officer for SIMNA, would serve as the Fund’s CCO.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

Performance, Fees and Expenses of the Fund and Comparisons to Other Clients. The Non-Interested Directors noted that Schroders was not yet providing services to the Fund; therefore, there were limitations on the Non-Interested Directors’ ability to evaluate the performance of Schroders in managing the Fund. Based, however, on the performance of the proposed portfolio management team in managing other Swiss equity products, the Non-Interested Directors concluded that, while recognizing that past investment performance may not be indicative of future returns, there was reason to believe that Schroders could achieve above-average performance over the long-term in managing the Fund.

In particular, the Non-Interested Directors considered the performance of the proposed Swiss equities team in managing pooled investment funds that invest in Swiss equities relative to their benchmark, the Swiss Performance Index (the “SPI”). The track record of the proposed team, comprised of Stefan Frischknecht, Daniel Lenz and other investment specialists, dates back to January 1, 1999, the date when the proposed team head took over the fund management responsibility of the Luxembourg-domiciled Schroder International Selection Fund Swiss Equity fund (the “Schroder Fund”), although Schroders advised that the inception date of some share classes of the Schroder Fund was December 18, 1995. The share class of the Schroder Fund with the most comparable management fee rate (0.75% per year) outperformed the SPI on a cumulative basis, with cumulative outperformance reaching 29.5% from January 1, 1999 until December 31, 2013. In comparison, the Non-Interested Directors noted that HCC had previously reported to them that under HCC’s management the Fund had underperformed the SPI on a cumulative basis from December 31, 1997 through April 30, 2013. In reviewing this and other performance information, the Non-Interested Directors noted that although

Schroders advised that these pooled investment funds have investment mandates comparable to the Fund and are managed in a generally similar manner, and by the same Switzerland-based team that Schroders would draw on to manage the Fund, these pooled investment funds are subject to different regulatory and tax requirements than the Fund. The following table sets forth the cumulative returns (in Swiss Francs and US Dollars) of the most comparable share class of the Schroder Fund (the C distribution share class), the total return share price of the Fund and the total return of the Fund based on net asset value (“NAV”), as well as cumulative returns of the SPI, over the period indicated.

From January 1, 1999 to December 31, 2013	CHF cumulative return	USD cumulative return
Total Return Schroder International Selection Fund Swiss Equity (the C distribution share class)	103.8%	215.1%
Total Return, Swiss Helvetia Fund (share price)	63.3%	150.2%
Total Return, Swiss Helvetia Fund (NAV)	49.7%	130.7%
SPI	74.3%	171.8%

The Non-Interested Directors acknowledged that the Fund is not managed against any benchmark, including the SPI, but agreed that such comparative information was useful in assessing Schroders’ ability to manage similar Swiss equity portfolios.

The Non-Interested Directors further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Schroders’ profitability actually would be affected by becoming the investment adviser and sub-adviser to the

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

Fund but that they had been satisfied, based on their review of the projected profitability, that the profitability from its relationship with the Fund would not be excessive.

The Non-Interested Directors also noted that they would have opportunities to review Schroders’ profitability in the future based on actual results.

Furthermore, the Non-Interested Directors received and considered information about the financial viability of Schroders and were satisfied that Schroders has adequate resources to perform the services required under the Proposed Agreements.

The Non-Interested Directors noted that the fee to be paid to SIMNA under the Agreement was less than fee paid to Hottinger Capital Corporation, the Fund’s prior investment adviser (“HCC”), and that the fee payable to SIMNA Ltd would be paid out of the fee paid by the Fund to SIMNA (and not by the Fund). The Non-Interested Directors also noted that other expenses of the Fund were not expected to increase as a result of the retention of Schroders. The Non-Interested Directors considered the fee that SIMNA would pay to SIMNA Ltd and determined that it appears to be a reasonable sharing of the advisory fee payable by the Fund in light of the proposed allocation of responsibilities between SIMNA and SIMNA Ltd. With respect to the pooled investment funds managed by the proposed team against the SPI and with investment restrictions similar to the Fund, the Non-Interested Directors noted the management fee for those funds (in share classes that deduct a management fee) is higher than the management fee Schroders has proposed for the Fund.

Economies of Scale. The Non-Interested Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent primarily a rights offering or an acquisition. They did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations. The Non-Interested Directors noted, however, that the advisory fee rate schedule under the Proposed Agreement contains multiple breakpoints commencing with assets of U.S. $250 million and above and that the breakpoints would immediately benefit stockholders.

Other Benefits of the Proposed Relationship. The Non-Interested Directors also considered information regarding potential “fall-out” or ancillary benefits that Schroders would receive as a result of its relationship with the Fund. While Schroders represented that it does not participate in traditional soft dollar programs for funds managed in Europe, it does use the mechanism of unbundling and commission sharing to pay for certain services that it believes benefit its clients, subject to its duty to seek best execution. The Non-Interested Directors also recognized that Schroders may derive reputational benefits from its association with the Fund, which are difficult to quantify.

Resources of Schroders. The Board noted that Schroders appeared to have the financial resources necessary to fulfill its obligations under the Proposed Agreements.

After considering all factors that they considered relevant, including the depth and continuity of the proposed Switzerland-based portfolio management team, the financial strength and stability of Schroders, the administrative expertise of Schroders and the other specific factors described above, the Non-Interested Directors, voting in person and constituting a majority of the Board, unanimously approved the Proposed Agreements as in the best interests of the Fund and its stockholders.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

Further Considerations of the Non-Interested Directors

The Non-Interested Directors met telephonically on April 17, 2014 with counsel to the Non-Interested Directors and counsel to the Fund to consider a proposal by HCC to lower the advisory fee paid by the Fund and other relevant matters. The Non-Interested Directors considered the reasons that led them to initiate the process to identify a potential successor to HCC, which included, among other things, regulatory, management and other developments involving HCC’s parent that could affect the ownership and structure of HCC’s parent and management of the Fund. The Non-Interested Directors noted that these reasons had been raised during the March presentation by HCC and its parent and that the HCC Letter did not provide any new information with respect to those reasons.

The Non-Interested Directors also discussed questions raised by HCC with respect to the performance of the Schroder Fund relative to the performance of the Fund and supplemental comparative data provided by Schroders to address the questions raised by HCC. The following table provided by Schroders (based on Bloomberg data) sets forth the cumulative returns (in Swiss francs) of the most comparable share class of the Schroder Fund (the C distribution share class), the total return share price of the Fund and the outperformance of the Schroder Fund relative to the Fund, over the 3-, 5-, 10- and 15-year periods ended December 31, 2013. In reviewing this performance information, the Non-Interested Directors noted that the pooled investment funds advised by the proposed portfolio management team, including the Schroder Fund, are subject to different regulatory and tax requirements than the Fund, and that performance alone is only one factor to consider in approving an investment adviser.

	3-Year	5-Year	10-Year	15-Year
Total Return, Schroder International Selection Fund Swiss Equity (the C distribution share class)	30.2%	67.2%	73.9%	103.8%
Total Return, Swiss Helvetia Fund (share price)	26.4%	32.0%	62.9%	63.3%
Cumulative performance difference (Schroder Fund over the Fund)	3.8%	35.2%	11.0%	40.5%

The Non-Interested Directors also considered other factors they deemed relevant, including those factors that were considered throughout their prior deliberations, such as the other perceived strengths of Schroders relative to HCC.

The Non-Interested Directors noted that the process they had followed in retaining an investment management consultant and inviting proposals from a number of qualified investment advisers had resulted in a significant potential reduction in Fund’s annual advisory fee rate and that the incremental savings from the fee rate proposed by HCC were small relative to the savings to stockholders independently proposed by Schroders. The Non-Interested Directors also noted that a proposed fee rate is only one factor to consider in approving an investment adviser.

Following their discussion, the Non-Interested Directors concluded that recommending the Agreements to stockholders continued to be in the best interests of the Fund and its stockholders and reaffirmed their unanimous decision on March 27, 2014 to approve the Agreements.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

Results of Annual Meeting of Stockholders

As of April 30, 2014, the record date for the Fund’s 2014 Annual Meeting of Stockholders held on June 27, 2014 (the “Meeting”), there were 26,557,389 shares of the Fund’s common stock eligible to vote. At the Meeting, a quorum was present in person or by proxy and the Fund’s shares were voted on the Proposals presented to the Fund’s stockholders as follows:

1. To elect three Class II Directors to serve for a three year term until the 2017 Annual Meeting of Stockholders:

	For	Withhold Authority
Richard Brealey	21,843,522	2,225,987
Claus Helbig	21,941,266	2,128,243
Samuel B. Witt, III, Esq.	21,836,327	2,233,182

2. A. To approve the proposed Investment Advisory Agreement between the Fund and Schroder Investment Management North America Inc. (“SIMNA”):

For	Against	Abstain
17,957,796	865,583	258,935

2. B. To approve the proposed Sub-Advisory Agreement between SIMNA and Schroder Investment Management North America Limited:

For	Against	Abstain
17,959,864	857,524	264,923

Each Proposal received sufficient stockholder votes and was approved.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Changes in Independent Registered Public Accounting Firm

On June 3, 2014, the Board of the Fund approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm in the event Schroders commenced providing investment advisory services to the Fund. The Board’s decision to approve the contingent dismissal of Deloitte was recommended by the Audit Committee of the Board after receipt of a letter from Deloitte to the Audit Committee disclosing the existence of certain business relationships and the provision of certain services to Schroders and/or its affiliates that would be considered independence impairing to the Fund under the independence rules of the

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

SEC and the Public Company Accounting Oversight Board. Deloitte stated that in the event that the Fund’s stockholders voted to approve the election of Schroders, Deloitte could not continue to serve as the Fund’s independent registered public accounting firm from the date Schroders commenced providing advisory services to the Fund. As a result, Deloitte was dismissed as the Fund’s independent registered public accounting firm effective July 1, 2014.

Deloitte served as the Fund’s independent registered public accounting firm for the fiscal years ended December 31, 2012 and December 31, 2013. The audit reports of Deloitte on the Fund’s financial statements as of and for the years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and December 31, 2013 and through June 30, 2014, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused it to make reference to the subject matter of the disagreements in connection with its audit report, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On June 3, 2014, upon the recommendation of the Audit Committee, the Board approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to serve as the Fund’s independent registered accounting firm to audit the Fund’s financial statements for the fiscal year ending December 31, 2014 in the event that (i) Schroders was approved by the Fund’s stockholders and commenced providing investment advisory services to the Fund and (ii) Deloitte was dismissed as the Fund’s independent registered public accounting firm. Schroders commenced providing advisory services to the Fund on July 1, 2014 and Deloitte was dismissed as the Fund’s independent registered public accounting firm effective the same date. As of July 1, 2014, PwC serves as the Fund’s independent registered public accounting firm.

During the two most recent fiscal years and through June 30, 2014, neither the Fund nor any person on its behalf has consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

though the result may be that the average price paid for the purchases exceeds net asset value.

The stock portion of any dividends or distributions you receive is not subject to the Plan. When the Fund declares dividends or distributions payable either in (i) stock or (ii) stock or cash at the election of the stockholder, you will receive newly issued shares of the Fund (unless you elect to receive your dividend or distribution in cash) on terms and conditions that are otherwise identical to those of the Plan.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

SEMIANNUAL REPORT

For the Six Months Ended

June 30, 2014

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a)	Included as a part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of July 1, 2014, Schroder Investment Management North America Inc. (“SIMNA”) became investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, became primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst He holds a Master of Science of the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager /Swiss Equity Analyst for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap Fund and serves as a Swiss equity analyst. He began his investment career commenced in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts HSG of the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of June 30, 2014:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	2	$165,586,816	1	$114,619,461
Other Accounts	1	$123,886,451	—	$—
Daniel Lenz
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	4	$1,098,259,922	3	$114,190,830
Other Accounts	3	$348,075,087	—	$—

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Registrant’s portfolio managers are compensated for their services to the Registrant and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include the Swiss Performance Index in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/14-01/31/14	—	—	—	—
02/01/14-02/28/14*	4,579,480	14.93	4,579,480	—
03/01/14-03/31/14	—	—	—	—
04/01/14-04/30/14	—	—	—	—
05/01/14-05/31/14	—	—	—	—
06/01/14-06/30/14	—	—	—	—

Total	4,579,480	14.93	4,579,480	—

*        On December 3, 2013, the Fund announced a one-time offer (the “Offer”) to acquire, in exchange for cash, up to 15% of the Fund’s outstanding shares of common stock at a price equal to 95% of the Fund’s net asset value (“NAV”) per share as determined by the Fund on the next business day following the expiration date of the Offer. The Offer commenced on January 10, 2014 and expired on February 11, 2014. On February 12, 2014, the Fund accepted 4,579,480 properly tendered shares (which represented 15% of the Fund’s shares outstanding as of the commencement of the Offer) for cash payment at a price equal to $14.93 per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms. As part of the evaluation, the officers identified a control weakness with respect to the recording of declared dividends that affected the registrant’s net asset value calculation. This issue has been addressed and publicly disclosed and the net asset value of the registrant disclosed in this report properly reflects the revised information.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from April 1, 2014 through June 30, 2014 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)	/s/ Mark A. Hemenetz
Mark A. Hemenetz, Principal Executive Officer

Date September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mark A. Hemenetz
Mark A Hemenetz, Principal Executive Officer

Date September 5, 2014

By (Signature and Title)	/s/ Alan M. Mandel
Alan M. Mandel, Treasurer and Principal Financial Officer

Date September 5, 2014